--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

Alliance All-Market
Advantage Fund

Semi-Annual Report
March 31, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 22, 2001

Dear Shareholder:

This report provides the investment results, market activity and outlook for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO," for the semi-annual reporting period ended March 31, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of the Advisor's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in the judgment of the Advisor, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Russell 1000 Growth Stock Index and the Standard & Poor's (S&P) 500 Stock Index.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended March 31, 2001

                                                      ---------------------
                                                          Total Returns
                                                      ---------------------
                                                      6 Months    12 Months
--------------------------------------------------------------------------------
Alliance
All-Market
Advantage
Fund                                                   -34.42%     -40.84%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                  -37.78%     -42.72%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                            -18.74%     -21.67%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of March 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

      Additional investment results appear on pages 7 - 9.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six-month period ended March 31, 2001, the main reason for the Fund's outperformance versus its benchmark, the Russell 1000 Growth Stock Index, was the relative underweighting in technology holdings in the Fund's portfolio. The Fund's technology weighting was between 20% and 30% during the six-month period, versus the benchmark's technology weighting of approximately 40%. While technology stocks suffered during this period, the Fund's underweight position in the technology sector limited its downside. During this period, large holdings in pharmaceuticals (specifically, Pfizer, Inc. and Pharmacia Corp.), financials (Fannie Mae, Freddie Mac, MBNA Corp. and Citigroup, Inc.) and industrials (Tyco International Ltd.) offset weakness in the Fund's technology holdings (Cisco Systems, Inc., Nortel Networks Corp., EMC Corp.).

During the 12-month period, the Fund's outperformance versus the Russell 1000 Growth Stock Index was again due to its underweight position in the technology sector versus the benchmark's weighting. The Fund's best performing stocks during this period included absolute positive returns from Pfizer, Inc., Citigroup, Inc., Fannie Mae, Freddie Mac and MBNA Corp. The Fund's worst performing stocks (returns down at least 50%) included AT&T Corp. - Liberty Media Group, Vodafone Group Plc. Sponsored ADR, Nokia Corp., Cisco Systems, Inc., EMC Corp., Intel Corp. and Nortel Networks Corp. During the 12-month period ended March 31, 2001, the Fund paid four distributions totaling $8.35 per share. The Fund's net asset value (NAV) ended the period at $23.27 per share.

Economic Review

During the six-month period under review, U.S. equities declined as investor concerns focused on U.S. economic deceleration and technology sector demand/overcapacity issues. While we are not yet technically in a recession, the reality of the corporate profit recession can be measured almost daily in the market and the Fund's portfolio. In less than one year, the market has swung from almost unprecedented levels of optimism and risk tolerance to comparable extremes of fear and pessimism. Fascination with NASDAQ stocks and the technology sector has characterized both environments. Rather than dismiss this fascination as an Internet-induced fad, one should not discount the achievements enabled by technology spending. Technology fueled huge increases in productivity that allowed the economy to expand for 10 years unabated by an "inflation-fighting" Federal Reserve.


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Low unemployment levels and booming consumer confidence ultimately proved to be powerful elixirs for equity investing. The excessive valuations that resulted could not withstand any diminution in growth, but investors were not afforded the luxury of slowing growth; instead, gross domestic product (GDP) growth collapsed from over 6% to 0% in less than three quarters. With technology representing more than half of corporate capital spending, technology company sales bore the brunt of the drop-off in spending. Our valuation sensitivity caused us to underweight the technology sector but our portfolios have been subjected to considerable downside in both technology (through poor stock selection like Cisco Systems, Inc., Nortel Networks Corp. and EMC Corp.) and non-technology stocks (Vodafone Group Plc. and AOL Time Warner).

While not yet at trough valuations, traditional measures indicate that most of the pain is behind us. We firmly believe that the U.S. and world econ omy will generally do well in the medium and long run as inventories are worked down and demand resumes after several Federal Fund rate cuts. Long-term global demand for technology remains fundamentally strong, and the U.S. is the primary supplier of those productivity tools. The positive, secular trends remain in place for the U.S. economy: low inflation, well-managed companies, a highly productive work force, steady population growth and a growing Federal surplus.

Given our short-term fundamental concerns in the technology sector, we were significant buyers of only one name, Microsoft Corp., which trades at a reasonable market multiple. To fund that purchase, we continued to sell technology hardware and high price-to-earnings (P/E) valuation positions in EMC Corp. and Nortel Networks Corp. Outside of technology, we added to the health care and financial sectors, where the earnings profiles through this economic slowdown should be most stable. In health care, we continued to add to Pfizer, Inc. and Pharmacia Corp. In financials, we added to Citigroup, Inc. and Fannie Mae. In the industrial sectors, we initiated a large position in General Electric Capital Corp. (through Honeywell International, Inc. options) as their stock valuation has fallen over 10 multiple points and its growth rate has increased during the last six months.

At the end of March 2001, the Fund's short positions consisted of written calls against individual stocks, stocks sold short and written calls against the market indices.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Environment and Outlook

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our long-term outlook for the U.S. economy and financial markets remains favorable, and valuations have become more reasonable with P/E multiples at 19-20x for the S&P 500 Stock Index.

Over the last six months, market risk tolerance has been replaced by risk aversion. In that time period, we have become more nervous on macroeconomic grounds, and this has materially lowered our short-term confidence in the fundamentals of technology and economically sensitive companies. The risk to our medium-term confidence is the possibility that, after several years of strong capital and consumer spending based on full employment and a healthy stock market, we need more than a six-month pause. Under these circumstances, earnings could continue to disappoint without any meaningful late 2001/early 2002 uptick. If this should happen, both individual and institutional investors could become even more pessimistic than they are today, since up to this point the prevailing sentiment has still been not to miss the next upturn. Still, we should remember that, in periods past, the stock market has sometimes gone sideways for as long as a decade.

Under normal circumstances, the crack in technology stocks would have caused us to increase our aggressiveness. This is what we did during the third quarter of 1998 when we had the Long-Term Capital/Russia opportunity -- a move that led to our very strong fourth quarter 1998 performance. During the last six months, however, we have not increased or even maintained our pro rata portfolio weighting in the technology area. The little net new buying we have done has been more in the belief that there will be Federal Reserve rate cuts that might improve investor psychology in the short term. Whether or not such rallies prove to be sustained, however, will very much depend on whether the Federal Reserve can engineer an economic turn for the second half of 2001. This suggests that we carefully monitor developments and not be too heroic in buying into the downturn. Stated differently, we believe that the "opportunity cost" we might suffer by foregoing a more aggressive posture does not sufficiently outweigh the risks as we monitor the impact of the Federal Reserve rate cuts.

Federal Fund cuts are important because they add liquidity and help lengthen the market's investment horizon back to an historic 12- to 18-month timeframe. As of early May 2001, both the Federal Fund's futures contract and the Treasury yield curve have built in


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

approximately another 65 basis points of cuts by July 2001, or a 3.85% Federal Funds target level. With expected core inflation at 2.0% to 2.5%, the Commodity Research Bureau Index flat year-over-year and sizeable layoffs, there should be ample room for the Federal Reserve to reduce rates more significantly. Still, this near-term bias continues to focus on the lagging macroeconomic data, rather than the more concurrent company fundamentals. Additionally, it appears more likely that President George W. Bush will be able to push forward his agenda of stimulative tax relief by year-end. The issue for investors remains, "When in 2001 does investor psychology change and extend time horizons?"

Portfolio Strategy

We currently have the Fund's portfolio structured with a 100% net long position (within an 80% to 120% range). This is up from 90% to 95% net long at the end of March 2001 on the belief that valuations have corrected significantly, cash is on the sidelines and fiscal and monetary policy should start to work in the second half of 2001. We will become more aggressive when we sense a bottom to current worldwide fundamentals. We have reduced individual stock concentration in our long positions given the increased economic uncertainty. Our technology weighting remains near 20% as fiscal and monetary policies may take longer to offset the significant overcapacity and high inventories facing much of the sector.

At the end of March, the Fund's gross long portfolio had a weighted average P/E multiple of 24x for 18% projected 2001 earnings growth versus 19x for 4% earnings growth for the S&P 500 Stock Index. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (four times the market's growth rate) for an acceptable 25% premium to the market's valuation. Accordingly, this is likely to be a year where volatility remains high, short-term trading moves remain possible and grinding it out is the most probable course of action.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Alfred Harrison

[PHOTO OMITTED] Michael J. Reilly

Portfolio managers Alfred Harrison and Michael J. Reilly have 52 years of combined investment experience.

--------------------------------------------------------------------------------

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.
Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------
PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 3/31/01

                   o Alliance All-Market Advantage Fund (NAV)
                   o S&P 500 Stock Index
                   o Russell 1000 Growth Stock Index

Alliance All-Market Advantage Fund (NAV): $28,993
S&P 500 Stock Index: $27,500
Russell 1000 Growth Stock Index: $24,586

[The following table was represented as a mountain chart in the printed material.]

                       Alliance         Russell 1000
                      All-Market           Growth             S & P 500
                    Advantage Fund       Stock Index         Stock Index
-------------------------------------------------------------------------------
     11/30/94          $10,000             $10,000             $10,000
     3/31/95            10,818              10,780              10,730
     3/31/96            13,929              14,228              14,171
     3/31/97            16,515              16,714              16,980
     3/31/98            28,349              24,980              25,124
     3/31/99            40,540              32,003              29,768
     3/31/00            50,882              42,922              35,106
     3/31/01            28,993              24,586              27,500


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94 to 3/31/01) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

*     Closest month-end after Fund's inception date of 11/7/94.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                                o Alliance All-Market Advantage Fund (NAV)
                                o Russell 1000 Growth Stock Index

                               [BAR GRAPH OMITTED]

      Alliance All-Market Advantage Fund (NAV)-- Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                           Alliance All-Market          Russell 1000
                          Advantage Fund (NAV)       Growth Stock Index
--------------------------------------------------------------------------------
      3/31/95*                     4.94%                     7.80%
      3/31/96                     28.76%                    31.99%
      3/31/97                     18.56%                    17.48%
      3/31/98                     71.66%                    49.46%
      3/31/99                     43.00%                    28.11%
      3/31/00                     25.51%                    34.12%
      3/31/01                    -40.84%                   -42.72%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 3/31/95 is from the Fund's inception date of 11/7/94 through 3/31/95. The benchmark's return for the period ended 3/31/95 is from 10/31/94 through 3/31/95.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
March 31, 2001

INCEPTION DATE          PORTFOLIO STATISTICS
11/4/94                 Net Assets ($mil): $83,916

SECTOR BREAKDOWN
o    20.6% Finance
o    19.2% Consumer Services
o    13.0% Health Care
o    12.6% Technology                   [PIE CHART OMITTED]
o    10.5% Multi-Industry
o     3.7% Consumer Staples
o     2.7% Energy

o    17.7% Short-Term

All data as of March 31, 2001. The Fund's sector breakdown may vary over time. The breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
March 31, 2001 (unaudited)

Company                                  U.S. $ Value                 Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                $ 7,236,488                       8.6%
--------------------------------------------------------------------------------
Tyco International Ltd.                     5,455,712                       6.5
--------------------------------------------------------------------------------
Citigroup, Inc.                             5,357,118                       6.4
--------------------------------------------------------------------------------
Kohl's Corp.                                4,546,553                       5.4
--------------------------------------------------------------------------------
Pfizer, Inc.(a)                             3,698,475                       4.4
--------------------------------------------------------------------------------
Honeywell International, Inc.(a)            3,042,950                       3.6
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                   2,877,600                       3.4
--------------------------------------------------------------------------------
Cisco Systems, Inc.                         2,871,550                       3.4
--------------------------------------------------------------------------------
UnitedHealth Group Inc.                     2,589,662                       3.1
--------------------------------------------------------------------------------
Fannie Mae                                  2,395,960                       2.9
--------------------------------------------------------------------------------
                                          $40,072,068                      47.7%

(a) Adjusted to add the market value of call options purchased and/or deduct the market value of call options written. See page 12.


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2001 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 67.9%
Finance - 19.8%
Banking - Money Center - 6.4%
Citigroup, Inc.(a)..........................     119,100       $ 5,357,118
                                                               -----------
Insurance - 1.6%
American International Group, Inc. .........      16,300         1,312,150
                                                               -----------
Miscellaneous - 9.0%
Household International, Inc. ..............       5,800           343,592
MBNA Corp. .................................     218,625         7,236,488
                                                               -----------
                                                                 7,580,080
                                                               -----------
Mortgage Banking - 2.8%
Fannie Mae(a)...............................      30,100         2,395,960
                                                               -----------
                                                                16,645,308
                                                               -----------
Consumer Services - 17.7%
Broadcasting & Cable - 4.5%
Comcast Corp. Special - Cl. A(b)............      47,600         1,996,225
Viacom Inc. - Cl. B(b)......................      40,041         1,760,603
                                                               -----------
                                                                 3,756,828
                                                               -----------
Cellular Communications - 2.4%
AT&T Wireless Group(b)......................     103,500         1,985,130
Vodafone Group Plc. Sponsored ADR...........       2,700            73,305
                                                               -----------
                                                                 2,058,435
                                                               -----------
Entertainment & Leisure - 0.9%
Harley-Davidson, Inc. ......................      19,200           728,640
                                                               -----------
Retail - General Merchandise - 9.9%
Home Depot, Inc. ...........................      54,200         2,336,020
Kohl's Corp.(a)(b)..........................      73,700         4,546,553
Target Corp. ...............................      40,300         1,454,024
                                                               -----------
                                                                 8,336,597
                                                               -----------
                                                                14,880,500
                                                               -----------
Technology - 9.6%
Communication Equipment - 4.4%
EMC Corp.(b)................................      14,700           432,180
JDS Uniphase Corp.(b).......................      21,660           399,356
Nokia Corp. ADR (Finland)...................     119,900         2,877,600
                                                               -----------
                                                                 3,709,136
                                                               -----------
Computer Software - 1.5%
Amdocs Ltd.(b)..............................      12,800           613,120
Microsoft Corp.(b)..........................      11,600           634,375
                                                               -----------
                                                                 1,247,495
                                                               -----------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------

Networking Software - 3.7%
Cisco Systems, Inc.(b)......................     181,600       $ 2,871,550
Juniper Networks, Inc.(b)...................       5,200           197,392
                                                               -----------
                                                                 3,068,942
                                                               -----------
                                                                 8,025,573
Healthcare - 7.9%
Drugs - 3.9%
Pfizer, Inc. ...............................      40,500         1,658,475
Schering-Plough Corp. ......................      44,200         1,614,626
                                                               -----------
                                                                 3,273,101
                                                               -----------
Medical Products - 0.9%
Medtronic, Inc. ............................      16,000           731,840
                                                               -----------
Medical Services - 3.1%
UnitedHealth Group Inc. (a).................      43,700         2,589,662
                                                               -----------
                                                                 6,594,603
                                                               -----------
Multi-Industry - 7.1%
Capital Goods - 7.1%
Honeywell International, Inc. ..............      11,700           477,360
Tyco International Ltd. ....................     126,202         5,455,712
                                                               -----------
                                                                 5,933,072
                                                               -----------
Consumer Staples - 3.2%
Household Products - 1.2%
Colgate - Palmolive Co. ....................      19,100         1,055,466
                                                               -----------
Retail - Food & Drug - 1.4%
Walgreen Co. ...............................      28,700         1,170,960
                                                               -----------
Tobacco - 0.6%
Philip Morris Cos., Inc. ...................      10,400           493,480
                                                               -----------
                                                                 2,719,906
                                                               -----------
Energy - 2.6%
International - 2.6%
BP Amoco Plc. Sponsored ADR.................      43,700         2,168,394
                                                               -----------
Total Common Stocks
   (cost $46,987,805).......................                    56,967,356
                                                               -----------
SHORT TERM INVESTMENT - 17.0%
Commercial Paper - 17.0%
General Electric Capital Corp.
   5.47%, 4/02/01
   (amortized cost $14,313,000).............     $14,313        14,310,825
                                                               -----------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                Shares or
Company                                      Contracts(c)     U.S. $ Value
--------------------------------------------------------------------------------

CALL OPTIONS PURCHASED - 11.5%(c)
America Online, Inc.
   expiring Jan '02 @ $25...................         237       $   378,015
AOL Time Warner
   expiring Jan '02 @ $27.50................       1,024         1,827,840
Honeywell International, Inc.
   expiring Jan '02 @ $25...................       1,483         2,565,590
Pfizer, Inc.
   expiring Jan '02 @ $30...................       1,632         2,040,000
Pharmacia Corp.
   expiring Jan '02 @ $30...................         856         1,857,520
Philip Morris Cos.
   expiring Jan '02 @ $25...................         130           297,700
Vodafone Group Plc. Sponsored ADR
   expiring Jan '02 @ $20...................         700           679,000
                                                               -----------
Total Call Options Purchased
   (cost $13,512,307).......................                     9,645,665
                                                               -----------
Total Investments - 96.4%
   (cost $74,813,112).......................                    80,923,846
                                                               -----------
SECURITIES SOLD SHORT - (0.7%)
Technology - (0.4%)
Communication Services - (0.2%)
Level 3 Communications, Inc.(b).............       8,000          (139,000)
                                                               -----------
Internet Infrastructure - (0.1%)
Exodus Communications, Inc.(b)..............       8,000           (86,000)
                                                               -----------
Internet Media - (0.1%)
DoubleClick, Inc.(b)........................      11,300          (130,656)
                                                               -----------
                                                                  (355,656)
                                                               -----------
Utility - (0.3%)
Telephone Utility - (0.3%)
Sprint Corp. (FON Group)....................      11,300          (248,487)
                                                               -----------
Total Securities Sold Short
   (premiums received $704,038).............                      (604,143)
                                                               -----------
CALL OPTIONS WRITTEN - (0.1%)(c)
   Amdocs Ltd. expiring Apr '01 @ $50......          113           (36,725)
EMC Corp.
   expiring Apr '01 @ $30...................          51           (13,515)
JDS Uniphase Corp.
   expiring Apr '01 @ $20...................         216           (25,650)
Juniper Networks, Inc.
   expiring Apr '01 @ $50...................          52            (9,880)


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                Shares or
Company                                      Contracts(c)     U.S. $ Value
--------------------------------------------------------------------------------

Standard & Poor's 500 Index
   expiring Apr `01 @ $1,170................          12       $   (33,600)
                                                               -----------
Total Call Options Written
   (premiums received $335,196).............                      (119,370)
                                                               -----------
Total Investments, Net of Securities Sold
Short and Outstanding Call Options
Written - 95.6%
   (cost $73,773,878).......................                    80,200,333
Other assets less liabilities - 4.4%........                     3,715,883
                                                               -----------

Net Assets - 100%...........................                   $83,916,216
                                                               ===========

(a) Securities, or a portion thereof, have been segregated to collateralize open options written and short sales. These collaterals have a total market value of approximately $6,914,770.

(b)   Non-income producing security.

(c)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:

      ADR - American Depository Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $74,813,112) ........................................    $  80,923,846
Receivable for investment securities sold ....................       23,023,383
Dividends receivable .........................................           64,081
                                                                  -------------
Total assets .................................................      104,011,310
                                                                  -------------
Liabilities
Due to custodian .............................................          195,090
Short sales payable (proceeds $704,038) ......................          604,143
Outstanding call options written at value
   (premiums received $335,196) ..............................          119,370
Payable for investment securities purchased ..................       16,105,463
Dividend payable .............................................        2,665,335
Advisory fee payable .........................................           96,459
Administrative fee payable ...................................           15,877
Accrued expenses and other liabilities .......................          293,357
                                                                  -------------
Total liabilities ............................................       20,095,094
                                                                  -------------
Net Assets ...................................................    $  83,916,216
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      36,067
Additional paid-in capital ...................................       89,485,325
Distributions in excess of net investment income .............         (882,355)
Accumulated net realized loss on investments,
   short sales, futures and written option transactions ......      (11,149,276)
Net unrealized appreciation/depreciation of investments,
   short sales, options written, futures contracts and
   foreign currency denominated assets and liabilities .......        6,426,455
                                                                  -------------
                                                                  $  83,916,216
                                                                  =============
Net Asset Value Per Share (based on 3,606,678
   shares outstanding) .......................................           $23.27
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign tax
   withheld of $7,235) ...........................  $    235,951
Interest .........................................       349,421   $    585,372
                                                    ------------
Expenses
Advisory fee .....................................     1,048,418
Administrative ...................................       151,686
Custodian ........................................        97,408
Shareholder servicing ............................        75,674
Audit and legal ..................................        34,275
Printing .........................................        26,415
Directors' fees and expenses .....................        17,019
Registration .....................................         9,385
Transfer agency ..................................         3,881
Miscellaneous ....................................         3,566
                                                    ------------
Total expenses ...................................                    1,467,727
                                                                   ------------
Net investment loss ..............................                     (882,355)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Foreign Currency, Futures and Written
Option Transactions
Net realized loss on long transactions ...........                   (4,636,623)
Net realized gain on short sale transactions .....                       72,133
Net realized loss on foreign currency transactions                         (200)
Net realized loss on future transactions .........                     (811,127)
Net realized gain on written option transactions .                    2,852,843
Net change in unrealized appreciation/depreciation
   of investments, short sales, options written
   and foreign currency ..........................                  (44,624,591)
                                                                   ------------
Net loss on investment and foreign
   currency transactions .........................                  (47,147,565)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ...............................                 $(48,029,920)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Six Months Ended
                                                  March 31,        Year Ended
                                                    2001          September 30,
                                                 (unaudited)          2000
                                              ================    =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $    (882,355)    $  (3,205,103)
Net realized gain (loss) on investments,
   short sales, written option, futures
   and foreign currency transactions .......       (2,522,974)       31,488,425
Net change in unrealized appreciation/
   depreciation of investments, futures
   and options written .....................      (44,624,591)         (101,138)
                                                -------------     -------------
Net increase (decrease) in net assets
   from operations .........................      (48,029,920)       28,182,184
Distributions to Shareholders from:
Net realized gain on investments ...........      (21,250,545)      (26,585,936)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ................        1,081,629                -0-
                                                -------------     -------------
Total increase (decrease) ..................      (68,198,836)        1,596,248
Net Assets
Beginning of period ........................      152,115,052       150,518,804
                                                -------------     -------------
End of period ..............................    $  83,916,216     $ 152,115,052
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2001, the fee as adjusted, amounted to 1.76% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of
 .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. There were no amounts reimbursed to AFS during the six months ended March 31, 2001.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine-Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2001 amounted to $362,771. For the period from October 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Berstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to March 31, 2001, brokerage commissions in the amount of $5,141 was paid to SCB directly.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $168,243,925 and $188,622,425, respectively, for the six months ended


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

March 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2001.

At March 31, 2001, the cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,144,700 and gross unrealized depreciation of investments was $1,662,925 resulting in net unrealized appreciation of $9,481,775 (excluding foreign currency transactions and options written).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At March 31, 2001, the Fund did not have any outstanding future contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transac-


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tion, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

Transactions in options written for the six months ended March 31, 2001 were as follows:

                                                     Number          Premiums
                                                  of Contracts       Received
                                                  ============      ===========

Options outstanding at beginning
   of year ...................................           1,339      $ 1,478,698
Options written ..............................           6,102        5,195,963
Options terminated in closing purchase
   transactions ..............................          (6,880)      (6,309,842)
Option expired ...............................            (117)         (29,623)
                                                   -----------      -----------
Options outstanding at
   March 31, 2001 ............................             444      $   335,196
                                                   -----------      -----------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the six months ended March 31, 2001, there were 33,924 shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       Six Months
                                            Ended
                                        March 31,                                 Year Ended September 30,
                                             2001         ----------------------------------------------------------------------
                                      (unaudited)             2000           1999            1998           1997          1996
                                      ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............         $42.58           $42.13         $32.52          $33.72         $22.19        $23.78
                                      ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..............           (.25)            (.90)          (.84)(a)        (.77)          (.58)         (.48)
Net realized and unrealized
  gain (loss) on investment
  transactions ...................         (13.12)            8.79          17.26            4.73          14.40          1.86
Net increase (decrease) in net
  asset value from operations ....         (13.37)            7.89          16.42            3.96          13.82          1.38
                                      ------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .................          (5.94)           (7.44)         (4.26)          (5.16)         (2.29)        (2.97)
                                      ------------------------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights offering             -0-              -0-         (2.41)             -0-            -0-            0
Offering costs charged to
  additional paid-in capital .....             -0-              -0-          (.14)             -0-            -0-            0
                                      ------------------------------------------------------------------------------------------
Total capital share transactions .             -0-              -0-         (2.55)             -0-            -0-            0
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ...         $23.27           $42.58         $42.13          $32.52         $33.72        $22.19
                                      ------------------------------------------------------------------------------------------
Market value, end of period ......         $28.05           $41.063        $38.688         $36.875        $31.188       $19.00
                                      ==========================================================================================
Total Return
Total investment return
  based on:(b)
  Market value ...................         (18.46)%          26.32%         15.45%          37.40%         79.27%        13.26%
  Net asset value ................         (34.42)%          20.17%         42.20%          12.49%         65.66%         8.10%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................        $83,916         $152,115       $150,519         $81,552        $84,477       $55,582
Ratio of expenses to average
  net assets .....................           2.46%(c)         2.24%          2.39%           2.57%          2.48%         2.87%
Ratio of expenses to average
  net assets excluding
  interest expense ...............           2.46%(c)         2.23%(d)       2.39%(d)        2.52%(d)       2.43%(d)       2.62%(d)
Ratio of net investment loss
  to average net assets ..........         (1.48)%(c)        (1.91)%        (1.97)%         (2.18)%        (2.07)%       (2.11)%
Portfolio turnover rate ..........            151%             157%           110%             96%           105%          199%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Net of interest expense on short sales as follows: (see Note C).

                                     Year Ended September 30,
                              -------------------------------------
                               2000    1999    1998    1997    1996
                              -------------------------------------
                              .004%   .003%    .05%    .05%    .25%


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity security

Another term for stock.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal Funds rate is an indicator of general interest rate trends.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMASR301